Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with  the Annual  Report  of Sunburst Acquisitions VI,  Inc.
(the "Company") on  Form  10-KSB  for  the  period   ending  April 30,  2007
(the  "Report"),  I,   Jay Lutsky,  Director of the  Company, certify,
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ Michael R. Quinn

-----------------------
Principal Executive Officer
Principal Financial Officer
Date: August 3, 2007